NATIXIS CASH MANAGEMENT TRUST – MONEY MARKET SERIES

Supplement dated May 7, 2010, to the Natixis Cash Management Trust – Money Market Series Statement of Additional Information, dated September 1, 2009, as may be revised or supplemented from time to time.

Effective immediately, the second sentence in the third paragraph within the section “Portfolio Holdings Information” is amended as follows:

As of the date of this Statement, the only entities that receive information pursuant to this exception are GCom2 (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Fund’s semiannual financial statements, quarterly Form N-Q filing and other related items, Ernst & Young LLP (annually, or more frequently as needed, disclosure of foreign equity securities) for the purpose of performing certain functions related to the production of the Fund’s federal income and excise tax returns and Investor Analytics LLC (monthly disclosure of full portfolio holdings) in connection with periodic “stress testing” of the Fund’s portfolio.